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Exhibit 1.1

EduTrades, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
AUTHORIZED: 50,000,000 COMMON SHARES, $.001 PAR VALUE

SEE REVERSE FOR
CERTAIN DEFINITIONS

NUMBER:	CUSIP

This Certifies That

Is The Owner Of

FULLY PAID AND NON-ASSESSABLE SHARES, $.001 PAR VALUE, OF

EduTrades, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        In Witness Whereof, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Corporation to be duly affixed hereto.

DATED:
/s/ RONALD S. SIMON Ronald S. Simon Secretary	/s/ NICHOLAS S. MATURO Nicholas S. Maturo President

EduTrades, Inc.
Corporate Stock Transfer, Inc.
Transfer Fee: As Required

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian for
TEN ENT	—	as tenants by the entireties			(Cust.)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act of (State)

Additional abbreviations may also be used though not in the above list.

For value received                                                                                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address of assignee

shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated	20
SIGNATURE GUARANTEED:	X
X

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.

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  Exhibit 1.1